EXHIBIT 24


POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Ronald J. McGregor and John F. Engele, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name and/or his behalf, to do any and all acts and things and to execute any and all instruments which said attorney-in-fact and agent may deem necessary or advisable to enable Vista Gold Corp. to comply with the Securities Exchange Act of 1934, as amended (the "Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, including, without limitation, the power and authority to sign his name in any and all capacities (including his capacity as a Director and/or Officer of Vista Gold Corp.) to the Annual Report on Form 10-K of Vista Gold Corp. for the fiscal year ended December 31, 2002 and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or any substitute or substitutes for any or all of them, shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have subscribed these presents on the dates stated.



       Signature                                       Title                                   Date
       ---------                                       -----                                   ----
/s/ Ronald J. McGregor                   President, Chief Executive Officer                March 10, 2003
---------------------------              and Director (Principal Executive
Ronald J. McGregor                       Officer)


/s/ John F. Engele                       Vice President Finance and Chief                  March 10, 2003
---------------------------              Financial Officer (Principal
John F. Engele                           Financial and Accounting Officer)


/s/ John M. Clark                        Director                                          March 10, 2003
---------------------------
John M. Clark


/s/ Michael B. Richings                  Director                                          March 10, 2003
---------------------------
Michael B. Richings


/s/ C. Thomas Ogryzlo                    Director                                          March 10, 2003
--------------------------
Thomas Ogryzlo


/s/ Robert A. Quartermain                Director                                          March 10, 2003
---------------------------
Robert A. Quartermain